UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

 UMB Fund Services, Inc.

235 W. Galena Street

 Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

 Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund
(Class A: AFNAX)
(Class C: AFYCX)
(Class I: AFNIX)

ANNUAL REPORT
JUNE 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	8
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	35

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Bahl & Gaynor Income Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund

Annual Shareholder Letter: June 30, 2019

To the Shareholders and Directors of the AAM/Bahl & Gaynor Income Growth Fund:

The AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) Class A, Class C, and Class I increased 14.76% (8.47% net of load), +13.86%, and +15.07%, respectively for the Fund’s Fiscal Year ending June 30, 2019. Over the same period, the Standard & Poor’s 500 Index1 (S&P 500) increased +10.42%. Please see more complete information below.

The Fund’s large-cap core approach Focuses on companies that have historically produced steady earnings and dividend growth. The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings and dividends in a variety of economic environments.

The Fund is managed by its Sub-Advisor, Bahl & Gaynor Investment Counsel, Inc. (Bahl & Gaynor), to achieve three long-term priorities that are listed below in order of importance:

1.	Current and Growing Income

2.	Downside Protection

3.	Long-term Capital Appreciation

A primary objective of the Fund is current and growing income. While there is no assurance that the Fund will achieve this objective, it is implemented by adhering to minimum yield guidelines for investment, a diversification policy regarding per-security income contribution and a commitment to investing in dividend growth companies. The Fund may only invest in dividend-paying companies with a current yield of 2.0% or greater at the time of investment. This allows the Fund to potentially provide an attractive level of current income in addition to a growing income stream over time. Diversification of the income stream is an important consideration in the Fund’s management because it attempts to reduce the risk of income disruption, especially in times of market stress. Bahl & Gaynor will not allow an individual holding to represent more than 6.0% of the Fund’s overall income. Finally, the Fund endeavors to only invest in companies possessing the wherewithal and propensity to grow dividend payments sustainably over time.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

As a secondary objective, and in support of the primary objective, the Fund seeks to provide downside protection by investing in a diversified selection of high-quality companies. High-quality companies tend to be viewed as safe havens by investors in times of market turmoil. Although there is no single metric that can determine quality, high-quality companies tend to have shown durable and defensible competitive advantages, install skilled management teams, exhibited consistent revenue and earnings growth, employ leverage judiciously and balance various forms of capital allocation simultaneously (e.g. capital expenditures, acquisitions, share repurchases and dividends). Bahl & Gaynor believes the downside protection priority of the Fund will likely be achieved, in large part, by fulfilling the Fund’s primary objective of income growth. Dividend-growth companies tend to also exhibit many characteristics of high-quality companies mentioned above. Further, the Fund focuses on maintaining a diversified portfolio in an attempt to reduce volatility of returns and the risk of a permanent impairment of capital. This goal can likely be achieved by limiting individual position size to 5.0% of portfolio value, which Bahl & Gaynor believes appropriately balances the need to manage firm-specific risk while also remaining consistent with our fundamental, bottom-up active management style.

Finally, investors should understand that the high-quality approach employed by the Fund rarely leads to outperformance during strong market uptrends, in speculative markets and in markets where low-quality investments are favored. Because of this, Bahl & Gaynor takes a long-term view in evaluating performance metrics and is careful to frame the Fund’s performance in terms of the amount of risk taken to deliver returns. Therefore, the Fund aims to deliver favorable risk-adjusted returns over a full market cycle.

Several other portfolio construction considerations are listed below before a discussion of the Fund’s performance during the most recent Fiscal Year is reviewed:

●	The Fund will only invest in individual company common stock, as Bahl & Gaynor does not wish to make asset allocation decisions on behalf of Fund investors. The Fund will not invest in bond, convertible, exchange traded fund (ETF), option, preferred stock or master limited partnership (MLP) securities;

●	The Fund will typically hold between 35 and 50 individual company common stock securities. As of the end of the Fiscal Year, the Fund held 49 common stock securities;

●	The Fund aims to invest in the common stock of companies with a market capitalization exceeding $1.0 billion at the time of investment;

●	The Fund intends to be fully invested at all times. Therefore, cash is a purely frictional holding and generally represents between 1.0% and 3.0% of Fund assets at any given time.

Performance Discussion

Performance discussions concerning the Fund should be structured to acknowledge the aforementioned prioritized strategy objectives: current and growing income, downside protection and long-term capital appreciation. Further, the performance of various dividend yield tranches within the S&P 500 are useful in characterizing the investment environment prevalent during a performance evaluation period.

Current & Growing Income

During the Fiscal Year, the Fund delivered growth in annualized income of approximately +9.5%. This figure reflects the strong fundamental characteristics of companies owned in the Fund, but also the incremental benefit of tax reform enacted in calendar year 2018. Many companies boosted dividend payments in excess of their normal pace during the first two quarters of the Fiscal Year in an effort to pass along the savings from a lower US corporate tax rate to shareholders. While this one-time benefit is a welcome occurrence, Bahl & Gaynor does not expect future dividend growth to be comparable. However, the conclusions Bahl & Gaynor has reached from continued analysis of held companies indicates opportunities for future dividend growth has remained attractive.

Downside Protection

Protecting capital in falling markets is the secondary objective of the Fund. The Fiscal Year provided several opportunities to realize this value-add, both in the fiscal second quarter (October through December 2018) and the month of May 2019.

Long-term Capital Appreciation

Bahl & Gaynor believes it is important to discuss performance of the Fund within the context of the Fund’s investable universe and through attribution analysis given our active management style. The Income Growth Fund’s investable universe can be approximated as the subset of S&P 500 constituents with a yield of 2.0% or greater. The performance of this yield tranche is presented below for Fiscal Year 2019 as well as two additional categories that represent the remaining portions of the S&P 500: companies within the S&P 500 that pay a dividend but yield less than 2.0% and non-dividend companies.

Fiscal Year 2019 S&P 500 Total Return by Dividend Yield Tranche
Dividend Yield Tranche	Fiscal Year 2019
2.0% or greater	+10.81%
0.0% to 2.0%	+12.78%
No Dividend	+7.05%
Total S&P 500	+10.42%
Source: Factset, 2019. Fiscal Year 2019: 7/1/2018 – 6/30/2019.

The investable universe of the Fund significantly outperformed the non-dividend universe, but modestly lagged lower-yielding companies. The Fund outperformed both its investable universe and the total S&P 500 index during the Fiscal Year. This is not an unexpected occurrence in a timeframe that witnessed significant downside moves, but also quick recoveries. Given this environment, we believe the Fund should potentially deliver on its secondary objective of downside protection, but also participate in subsequent recoveries.

As an active manager, Bahl & Gaynor aims to generate attractive risk-adjusted returns over a full market cycle primarily through security selection driven by our high-quality, dividend growth approach. The tables below depict sector contribution to total return as well as the top security contributors and detractors during the Fiscal Year and are followed by a brief discussion of sector allocation and security selection attribution.

Note: All return figures specified with each Fund holding referenced below are total return figures for Fiscal Year 2019 (7/1/2018 to 6/30/2019).

Company selection in Consumer Discretionary was the most accretive performance attribute during the Fiscal Year. Fund holdings Starbucks (SBUX) and McDonald’s (MCD) were stand-out performers with the positions returning +66.03% and +35.81%, respectively. Starbucks continued to prioritize its dual strategy of international expansion and earnings growth via margin improvement in North America. McDonald’s has been able to grow profitability through a combination of menu innovation, order flexibility (kiosks, mobile, etc.) and refranchising previously corporate-owned locations. McDonald’s delivered a +14.9% dividend increase during the Fiscal Year.

Company selection and an overweight sector allocation in Utilities was the second-most additive performance attribute during the Fiscal Year. Fund holdings NextEra Energy (NEE) +25.84%, WEC Energy Group (WEC) +33.06% and Sempra Energy (SRE) +21.22% each outperformed the S&P Utility sector, which was the best-performing S&P sector (+19.03% during the Fiscal Year) amid falling interest rates and rising volatility. NextEra Energy remains a pioneer in alternative energy generation and the stability of its regulated and long-term contracted earnings profile allows the company to convey a +12-14% annual dividend growth aspiration through at least 2020. The company announced a +12.6% dividend increase during the Fiscal Year. WEC Energy Group is exposed to the favorable Wisconsin regulatory environment and this combined with a diversified collection of generation and distribution businesses allows the company to target +5-7% annual dividend growth through at least 2023. The company delivered a +6.7% dividend increase during the Fiscal Year. Finally, Sempra Energy operates mostly regulated, long-term contracted US utility and natural gas infrastructure businesses. The company is committed to growing its dividend and provided an increase of +8.0% during the Fiscal Year.

Company selection in Information Technology was the third-most accretive performance attribute during the Fiscal Year, very slightly offset by a small underweight sector allocation. Fund holdings Cisco Systems (CSCO) +30.91%, Paychex (PAYX) +24.29% and Microsoft (MSFT) +38.07% exhibited strong performance during the Fiscal Year. Cisco Systems maintains dominant market share in its core network routing and switching businesses but increasing cash flow contribution from higher-growth areas such as data center hardware, security and subscription software reinforces the company’s dividend growth capabilities. The company announced a +6.1% dividend increase during the Fiscal Year. Paychex has expanded beyond its traditional payroll business into full-service human capital management capabilities, which is attractive to businessowners given increasing labor market complexity. This enhanced growth profile is reflected in the company’s +10.7% dividend increase during the Fiscal Year. Microsoft is an impressive example of a successful strategy pivot into enterprise cloud where the company holds #2 market share and supplements its infrastructure offerings with highly profitable, cloud-based productivity applications. Strong financial performance during the Fiscal Year was telegraphed via a +9.5% dividend increase in September 2018.

The 2019 Fiscal Year yielded a unique circumstance from an attribution headwind perspective. The Consumer Staples sector was the only sector to deliver both negative sector allocation effect and negative security selection effect, resulting in a combined negative total effect for the Fiscal Year. All other sectors delivered a net attribution benefit to Fund performance. Therefore, Bahl & Gaynor will only review the aforementioned Consumer Staples attribution as it was the only sector to represent a net performance headwind.

An underweight sector allocation and company selection in the Consumer Staples sector represented a headwind to performance during the Fiscal Year. Ownership of Altria Group (MO) -11.53% while not owning Procter & Gamble (PG) +45.16% represented the majority of negative attribution. Altria was pressured by worse-than-expected declines in combustible tobacco product volumes along with their acquisition of an interest in e-cigarette maker, Juul Labs, during the Fiscal Year. Despite these pressures, Altria delivered a +14.3% dividend increase during the Fiscal Year and reiterated its intention to continue its dividend growth algorithm. Although shares of Procter & Gamble performed well during the Fiscal Year, the company remains challenged from a dividend growth perspective with +3-4% dividend increases delivered over the last three years, below what Bahl & Gaynor targets for the Fund. Somewhat offsetting these headwinds to performance were the Fund’s ownership of PepsiCo (PEP) +24.27% and avoidance of Kraft Heinz (KHC) -48.09%. PepsiCo delivered strong organic growth driven by its global snacking business and has maintained pricing power in its slower-growing North American beverage business. Avoidance of Kraft Heinz during the Fiscal Year was additive to performance as the company was unable to escape the challenges of domestic food producers and was forced to cut its dividend in February 2019.

Now that Fund performance has been discussed in detail for the Fiscal Year just ended, Bahl & Gaynor will conclude with a review of portfolio construction. The Fund is managed via a bottom-up, fundamental investment decision-making discipline. As a result, there are no specific requirements for sector or industry exposure, which is reflected in the sector allocation table displayed below. Fund capital is allocated according to the conviction Bahl & Gaynor has in a company’s ability to contribute to the fulfillment of overall Fund objectives: current and growing income, downside protection and long-term capital appreciation. –Bahl & Gaynor will not allocate capital to sectors or industries where investment opportunities do not support achievement of these objectives.

Fund Sector Allocation (as of 6/30/2019)
Information Technology	19.4%
Financials	13.9%
Health Care	11.5%
Consumer Discretionary	9.6%
Utilities	8.7%
Industrials	8.0%
Energy	6.7%
Consumer Staples	6.6%
Real Estate	6.6%
Materials	4.5%
Cash & Equivalents	3.1%
Communication Services	1.4%
Source: Bahl & Gaynor, 2019. % of net assets.

Portfolio diversification is also an important consideration and is illustrated in the top 10 holdings outlined below. Bahl & Gaynor notes that these top 10 holdings are diverse in terms of sector and industry exposure and reflect the Fund’s commitment to adequate diversification, balanced with sufficient weighting, to connote meaningful conviction in a holding’s fundamental investment thesis.

Income Growth Top 10 Holdings (as of 6/30/2019)
Cisco Systems Inc	4.72%
NextEra Energy Inc	4.38%
JPMorgan Chase & Co	4.27%
Microsoft Corp	4.22%
Texas Instruments Inc	3.84%
Home Depot Inc/The	3.59%
McDonald's Corp	3.58%
Honeywell International Inc	3.51%
BB&T Corp	3.43%
Air Products & Chemicals Inc	3.39%
% of Portfolio Value	38.93%
Source: Bahl & Gaynor, 2019.
Top ten holdings does not include cash allocation. Portfolio holdings will change due to ongoing management of the funds. References to specific securities or sectors should not be construed as recommendations by the Funds, the Advisor or the Distributor.

Bahl & Gaynor is comfortable with the positioning of the Fund in terms of the challenges on the horizon in the coming Fiscal Year. Bahl & Gaynor believes the Fund embodies an ideal strategy for investors who desire income, downside protection and less volatile returns over long periods of time.

[1]	The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views in this letter were those of Bahl & Gaynor, the Sub-Advisor, as of June 30, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Risks: An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/Bahl & Gaynor Income Growth Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares (the Class with the largest net assets), made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	14.76%	9.28%	11.40%	07/05/12
Class C²	13.86%	8.46%	10.50%	01/31/13
Class I³	15.07%	9.58%	11.66%	07/05/12
After deducting maximum sales charge
Class A¹	8.47%	8.04%	10.51%	07/05/12
Class C²	12.86%	8.46%	10.50%	01/31/13
S&P 500 Index	10.42%	10.71%	13.94%	07/05/12

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/Bahl & Gaynor Income Growth Fund
FUND PERFORMANCE at June 30, 2019 (Unaudited) - Continued

The Fund’s gross and net expense ratios were 1.20% and 1.09%, respectively, for Class A shares, for Class C shares were 1.95% and 1.84%, respectively, and for Class I shares, were 0.95% and 0.84%, respectively, which were stated in the current prospectus dated November 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83%, and 0.83% of average daily net assets of the Class A shares, Class C shares and Class I shares of the Fund, respectively. Prior to January 1, 2018, the Fund’s annual operating expense limits were 1.23% 1.98%, and 0.98% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. This agreement is in effect until October 31, 2028, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS — 96.5%
	COMMUNICATIONS — 1.4%
377,437	Comcast Corp., Class A	$15,958,036

	CONSUMER DISCRETIONARY — 9.5%
196,200	Home Depot, Inc.	40,803,714
196,009	McDonald's Corp.	40,703,229
357,094	Starbucks Corp.	29,935,190
		111,442,133
	CONSUMER STAPLES — 6.5%
130,335	Altria Group, Inc.	6,171,362
168,935	Coca-Cola Co.	8,602,170
360,956	Mondelez International, Inc., Class A	19,455,529
267,223	PepsiCo, Inc.	35,040,952
109,031	Sysco Corp.	7,710,672
		76,980,685
	ENERGY — 6.8%
218,160	Chevron Corp.	27,147,831
163,280	Exxon Mobil Corp.	12,512,147
79,830	ONEOK, Inc.	5,493,102
107,785	Phillips 66	10,082,209
140,940	Valero Energy Corp.	12,065,873
471,055	Williams Cos., Inc.	13,208,382
		80,509,544
	FINANCIALS — 13.8%
791,795	BB&T Corp.	38,900,888
50,629	BlackRock, Inc.	23,760,190
433,945	JPMorgan Chase & Co.	48,515,051
233,405	Marsh & McLennan Cos., Inc.	23,282,149
388,800	U.S. Bancorp	20,373,120
154,462	Wells Fargo & Co.	7,309,142
		162,140,540
	HEALTH CARE — 11.5%
296,536	Abbott Laboratories	24,938,678
46,796	AbbVie, Inc.	3,403,005
76,613	Amgen, Inc.	14,118,244
92,610	Eli Lilly & Co.	10,260,262
239,125	Johnson & Johnson	33,305,330
246,510	Medtronic PLC[1]	24,007,609
593,430	Pfizer, Inc.	25,707,387
		135,740,515

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 8.0%
228,535	Honeywell International, Inc.	$39,899,926
106,860	Illinois Tool Works, Inc.	16,115,556
104,193	Lockheed Martin Corp.	37,878,323
		93,893,805
	MATERIALS — 4.5%
170,070	Air Products & Chemicals, Inc.	38,498,746
168,548	LyondellBasell Industries NV, Class A1	14,517,039
		53,015,785
	REAL ESTATE — 6.6%
249,245	Crown Castle International Corp. - REIT	32,489,086
83,655	Prologis, Inc. - REIT	6,700,765
243,236	Realty Income Corp. - REIT	16,775,987
133,038	Simon Property Group, Inc. - REIT	21,254,151
		77,219,989
	TECHNOLOGY — 19.2%
104,251	Automatic Data Processing, Inc.	17,235,818
38,850	Broadcom, Inc.	11,183,361
978,204	Cisco Systems, Inc.	53,537,105
394,840	HP, Inc.	8,208,724
185,564	Maxim Integrated Products, Inc.	11,100,438
357,387	Microsoft Corp.	47,875,562
409,189	Paychex, Inc.	33,672,163
380,001	Texas Instruments, Inc.	43,608,915
		226,422,086
	UTILITIES — 8.7%
46,795	Eversource Energy	3,545,189
242,499	NextEra Energy, Inc.	49,678,345
183,430	Sempra Energy	25,210,619
284,256	WEC Energy Group, Inc.	23,698,423
		102,132,576

AAM/Bahl & Gaynor Income Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Number of Shares		Value
	TOTAL COMMON STOCKS
	(Cost $930,825,240)	$1,135,455,694

	SHORT-TERM INVESTMENTS — 3.7%
43,682,140	Federated Treasury Obligations Fund - Institutional Class 2.19%[2]	43,682,140
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $43,682,140)	43,682,140
	TOTAL INVESTMENTS — 100.2%
	(Cost $974,507,380)	1,179,137,834
	Liabilities in Excess of Other Assets — (0.2)%	(2,608,066)
	TOTAL NET ASSETS — 100.0%	$1,176,529,768

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

[1]	Foreign security denominated in U.S. Dollars.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
SUMMARY OF INVESTMENTS
As of June 30, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	19.2%
Financials	13.8%
Health Care	11.5%
Consumer Discretionary	9.5%
Utilities	8.7%
Industrials	8.0%
Energy	6.8%
Real Estate	6.6%
Consumer Staples	6.5%
Materials	4.5%
Communications	1.4%
Total Common Stocks	96.5%
Short-Term Investments	3.7%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2019

Assets:
Investments, at value (cost $974,507,380)	$1,179,137,834
Receivables:
Fund shares sold	5,198,257
Dividends and interest	1,086,674
Prepaid expenses	26,031
Total assets	1,185,448,796

Liabilities:
Payables:
Investment securities purchased	7,307,468
Fund shares redeemed	493,277
Advisory fees	604,796
Distribution fees - Class C (Note 8)	102,545
Distribution fees - Class A (Note 8)	21,637
Shareholder servicing fees (Note 7)	116,697
Fund administration and accounting fees	120,374
Transfer agent fees and expenses	35,479
Auditing fees	18,368
Custody fees	18,683
Chief Compliance Officer fees	2,361
Trustees' deferred compensation (Note 3)	4,000
Trustees' fees and expenses	137
Accrued other expenses	73,206
Total liabilities	8,919,028

Net Assets	$1,176,529,768

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$967,459,714
Total distributable earnings	209,070,054
Net Assets	$1,176,529,768

Class A Shares:
Net assets applicable to shares outstanding	$107,286,116
Number of shares issued and outstanding	5,743,388
Net asset value per share[1]	$18.68
Maximum sales charge (5.50% of offering price)[2]	1.09
Maximum offering price to public	$19.77

Class C Shares:
Net assets applicable to shares outstanding	$128,656,121
Number of shares issued and outstanding	6,954,530
Net asset value per share[3]	$18.50

Class I Shares:
Net assets applicable to shares outstanding	$940,587,531
Number of shares issued and outstanding	50,225,201
Net asset value per share	$18.73

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of purchase.

[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.

[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2019

Investment Income:
Dividends	$21,888,188
Interest	580,818
Total investment income	22,469,006

Expenses:
Advisory fees	5,170,201
Distribution fees - Class C (Note 8)	969,081
Distribution fees - Class A (Note 8)	208,050
Shareholder servicing fees (Note 7)	647,761
Fund administration and accounting fees	596,530
Transfer agent fees and expenses	136,319
Registration fees	82,236
Custody fees	78,889
Shareholder reporting fees	62,727
Miscellaneous	42,907
Legal fees	24,371
Auditing fees	19,020
Chief Compliance Officer fees	17,280
Trustees' fees and expenses	12,161
Insurance fees	3,616

Total expenses	8,071,149
Advisory fees waived	(292,067)
Net expenses	7,779,082
Net investment income	14,689,924

Realized and Unrealized Gain:
Net realized gain on investments	7,479,854
Net change in unrealized appreciation/depreciation on investments	105,760,303
Net increase from payments by affiliates (Note 3)	729
Net realized and unrealized gain on investments	113,240,886

Net Increase in Net Assets from Operations	$127,930,810

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Increase in Net Assets from:
Operations:
Net investment income	$14,689,924	$9,931,135
Net realized gain on investments	7,479,854	3,388,803
Net change in unrealized appreciation/depreciation on investments	105,760,303	37,242,581
Net increase from payments by affiliates (Note 3)	729	-
Net increase in net assets resulting from operations	127,930,810	50,562,519

Distributions to Shareholders:
Distributions[1]:
Class A	(1,455,526)	-
Class C	(1,078,031)	-
Class I	(12,045,382)	-
From net investment income:
Class A	-	(1,139,877)
Class C	-	(658,071)
Class I	-	(7,336,257)
Total distributions to shareholders	(14,578,939)	(9,134,205)

Capital Transactions:
Net proceeds from shares sold:
Class A	46,800,253	30,102,853
Class C	53,360,970	19,715,315
Class I	538,967,243	165,166,164
Reinvestment of distributions:
Class A	1,146,945	916,535
Class C	706,223	428,187
Class I	6,871,853	3,949,369
Cost of shares redeemed:
Class A2	(30,331,973)	(21,693,208)
Class C3	(15,795,511)	(15,532,775)
Class I4	(154,521,344)	(91,349,808)
Net increase in net assets from capital transactions	447,204,659	91,702,632

Total increase in net assets	560,556,530	133,130,946

Net Assets:
Beginning of year	615,973,238	482,842,292
End of year[5]	$1,176,529,768	$615,973,238

Capital Share Transactions:
Shares sold:
Class A	2,676,654	1,836,734
Class C	3,119,329	1,212,451
Class I	31,055,556	10,035,438
Shares reinvested:
Class A	66,455	56,435
Class C	41,115	26,519
Class I	396,972	242,523
Shares redeemed:
Class A	(1,759,494)	(1,323,693)
Class C	(914,685)	(957,667)
Class I	(8,900,730)	(5,581,946)
Net increase in capital share transactions	25,781,172	5,546,794

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.

[2]	Net of redemption fee proceeds of $10,362 and $10,583, respectively.

[3]	Net of redemption fee proceeds of $2,984 and $3,267, respectively.

[4]	Net of redemption fee proceeds of $8,658 and $19,620, respectively.

[5]	End of year net assets include accumulated undistributed net investment income of $936,252 for the year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.57	$15.27	$14.02	$13.26	$13.15
Income from Investment Operations:
Net investment income[1]	0.30	0.28	0.25	0.24	0.23
Net realized and unrealized gain	2.12	1.27	1.25	0.81	0.14
Net increase from payments by affiliates (Note 3)	- [2]	-	-	-	-
Total from investment operations	2.42	1.55	1.50	1.05	0.37

Less Distributions:
From net investment income	(0.31)	(0.25)	(0.25)	(0.20)	(0.22)
From net realized gain	-	-	-	(0.09)	(0.04)
Total distributions	(0.31)	(0.25)	(0.25)	(0.29)	(0.26)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of year	$18.68	$16.57	$15.27	$14.02	$13.26

Total return[3]	14.76%[4]	10.23%	10.81%	8.12%	2.82%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$107,286	$78,870	$63,983	$41,601	$29,825

Ratio of expenses to average net assets:
Before fees waived/recovered	1.12%	1.19%	1.21%	1.28%	1.45%
After fees waived/recovered	1.08%	1.15%[5]	1.23%	1.40%	1.40%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.71%	1.66%	1.76%	1.97%	1.65%
After fees waived/recovered	1.75%	1.70%	1.74%	1.85%	1.70%

Portfolio turnover rate	14%	16%	22%	27%	35%

[1]	Based on average shares outstanding for the year.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.

[4]	Reimbursement had no impact to the Fund's Performance (see Note 3).

[5]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.08% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 1.23%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.43	$15.15	$13.92	$13.20	$13.08
Income from Investment Operations:
Net investment income[1]	0.17	0.15	0.14	0.14	0.13
Net realized and unrealized gain	2.09	1.27	1.24	0.80	0.15
Net increase from payments by affiliates (Note 3)	- [2]	-	-	-	-
Total from investment operations	2.26	1.42	1.38	0.94	0.28

Less Distributions:
From net investment income	(0.19)	(0.14)	(0.15)	(0.13)	(0.12)
From net realized gain	-	-	-	(0.09)	(0.04)
Total distributions	(0.19)	(0.14)	(0.15)	(0.22)	(0.16)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of year	$18.50	$16.43	$15.15	$13.92	$13.20

Total return[3]	13.86%[4]	9.42%	9.96%	7.27%	2.12%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$128,656	$77,347	$67,076	$45,801	$29,217

Ratio of expenses to average net assets:
Before fees waived/recovered	1.87%	1.94%	1.96%	2.03%	2.20%
After fees waived/recovered	1.83%	1.90%[5]	1.98%	2.15%	2.15%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.96%	0.91%	1.01%	1.22%	0.90%
After fees waived/recovered	1.00%	0.95%	0.99%	1.10%	0.95%

Portfolio turnover rate	14%	16%	22%	27%	35%

[1]	Based on average shares outstanding for the year.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.

[4]	Reimbursement had no impact to the Fund's Performance (see Note 3).

[5]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.83% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 1.98%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.61	$15.31	$14.06	$13.29	$13.16
Income from Investment Operations:
Net investment income[1]	0.35	0.32	0.29	0.28	0.26
Net realized and unrealized gain	2.12	1.27	1.25	0.81	0.16
Net increase from payments by affiliates (Note 3)	- [2]	-	-	-	-
Total from investment operations	2.47	1.59	1.54	1.09	0.42

Less Distributions:
From net investment income	(0.35)	(0.29)	(0.29)	(0.23)	(0.26)
From net realized gain	-	-	-	(0.09)	(0.04)
Total distributions	(0.35)	(0.29)	(0.29)	(0.32)	(0.30)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	0.01

Net asset value, end of year	$18.73	$16.61	$15.31	$14.06	$13.29

Total return[3]	15.07%[4]	10.47%	11.05%	8.41%	3.26%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$940,588	$459,756	$351,783	$205,134	$103,401

Ratio of expenses to average net assets:
Before fees waived/recovered	0.87%	0.94%	0.96%	1.03%	1.20%
After fees waived/recovered	0.83%	0.90%[5]	0.98%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.96%	1.91%	2.01%	2.22%	1.90%
After fees waived/recovered	2.00%	1.95%	1.99%	2.10%	1.95%

Portfolio turnover rate	14%	16%	22%	27%	35%

[1]	Based on average shares outstanding for the year.

[2]	Amount represents less than $0.01 per share.

3	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Reimbursement had no impact to the Fund's Performance (see Note 3).

[5]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.83% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 0.98%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

Note 1 – Organization

AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is current and growing income, secondarily downside protection and thirdly long-term capital appreciation. The Fund currently offers four classes of shares: Class A, Class C, Class T and Class I. The Fund’s Class A and Class I shares commenced operations on July 5, 2012. The Fund’s Class C shares commenced operations on January 31, 2013. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2016-2018 and as of and during the year ended June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83% and 0.83% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2028, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to January 1, 2018, the Fund’s annual operating expense limits were 1.23%, 1.98% and 0.98% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.

For the year ended June 30, 2019, the Advisor waived a portion of its advisory fees totaling $292,067. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At June 30, 2019, the amount of these potentially recoverable expenses was $533,886. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2021	$241,819
2022	292,067
Total	$533,886

The Advisor reimbursed the Fund $729 for losses on transactions not meeting the investment guidelines for the Fund during the fiscal year ended June 30, 2019. This amount is reported on the Fund’s Statement of Operations, Statement of Changes and Financial Highlights under the caption “Net increase from payments by affiliates.” This reimbursement had no impact to the Fund’s performance.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2019, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$975,626,499

Gross unrealized appreciation	213,721,982
Gross unrealized depreciation	(10,210,647)

Net unrealized appreciation	$203,511,335

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of June 30, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,356,610
Undistributed long-term capital gains	4,206,109
Tax accumulated earnings	5,562,719

Accumulated capital and other losses	(4,000)
Unrealized appreciation on investments	203,511,335
Total accumulated earnings	$209,070,054

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The tax character of the distributions paid during the fiscal years ended June 30, 2019, and June 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$14,578,939	$9,134,205
Net long-term capital gains	-	-
Total distributions paid	$14,578,939	$9,134,205

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended June 30, 2019 and June 30, 2018, the Fund received $22,004 and $33,470, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2019, purchases and sales of investments, excluding short-term investments, were $534,921,857 and $109,587,371, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% for the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2019, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$1,135,455,694	$-	$-	$1,135,455,694
Short-Term Investments	43,682,140	-	-	43,682,140
Total Investments	$1,179,137,834	$-	$-	$1,179,137,834

[1]	For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 11 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Bahl & Gaynor Income Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2019

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2019, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 100.00% as qualified dividend income paid during the year ended June 30, 2019.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	5	Investment Managers Series Trust (includes 60 portfolios)
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	5	Investment Managers Series Trust (includes 60 portfolios).
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	5	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present), EVP/Executive President Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President, (December 2013 – June 2014). Investment Managers Series Trust.	5	Investment Managers Series Trust (includes 60 portfolios).
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/HIMCO Short Duration Fund, AAM/Insight Select Income Fund, AAM/HIMCO Global Enhanced Dividend Income Fund, and the AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on March 13, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Bahl & Gaynor, Inc. (the “Sub-Advisor”), with respect to the AAM/Bahl & Gaynor Income Growth Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Blend fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2018; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one- and three-year periods were above the median returns of the Peer Group and Fund Universe, and the returns of the S&P 500 Index. The Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns, but below the S&P 500 Index return by 0.49%.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and slightly higher than the Fund Universe median by 0.0185%. The Trustees considered that the Fund’s advisory fee is lower than the fee the Investment Advisor charges to manage institutional separate accounts using the same strategy as the Fund up to the $4 million level, and greater than the Investment Advisor’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.02% and 0.09%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2018, noting that the Investment Advisor had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Bahl & Gaynor, Inc.

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund, which they noted was less than the fee that the Sub-Advisor charges to sub-advise another mutual fund, and that the sub-advisory agreement also included a most favored nation clause. The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/Bahl & Gaynor Income Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Bahl & Gaynor Income Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/19	6/30/19	1/1/19 – 6/30/19
Class A	Actual Performance	$1,000.00	$1,167.60	$5.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41
Class C	Actual Performance	1,000.00	1,162.90	9.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.15
Class I	Actual Performance	1,000.00	1,169.00	4.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.68	4.16

*	Expenses are equal to the Fund’s annualized expense ratios of 1.08%, 1.83% and 0.83% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Bahl & Gaynor, Inc.

255 East Fifth Street, Suite 2700

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162

Privacy Principles of the AAM/Bahl & Gaynor Income Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Bahl & Gaynor Income Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Bahl & Gaynor Income Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2019	FYE 06/30/2018
Audit Fees	$ 15,600	$ 15,450
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2019	FYE 06/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2019	FYE 06/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/9/19